Exhibit 99.1

Tidewater Inc. 842 West Sam Houston Parkway North, Suite 400 Houston, TX 77024, USA +1.713.470.5300

Tidewater Reports Results for the Nine Months Ended September 30, 2026

                                   Third Quarter 2026 Highlights

●	Revenue of $360.4 million, a 5.3% increase compared to the second quarter of 2026
●	Average day rate of $23,775 per day, an increase of $837 per day, or 3.7%, compared to the second quarter of 2026
●	Weighted average leading edge day rate of $27,373, an increase of $3,033 per day, or 12.5%, compared to the second quarter of 2026
●	Net income of $17.5 million and Adjusted EBITDA of $140.1 million
●	Net cash provided by operating activities of $75.2 million and free cash flow of $90.9 million
●	Closed the $500 million all-cash acquisition of Wilson Sons Ultratug Offshore (“WSUT”)

                                 Annual Guidance and Share Repurchase Program

●	Updating 2026 revenue guidance range of $1.43 to $1.44 billion and 2026 gross margin guidance range of 47.5% to 48.5%, which is inclusive of approximately 140 basis points of cost burden related to Operation Epic Fury
●	Initiating 2027 revenue guidance range of $1.70 to $1.75 billion and 2026 gross margin guidance range of 51% to 53%
●	Repurchased approximately $25 million of shares since the last earnings release, with an outstanding share repurchase authorization of $475 million

HOUSTON, November 9, 2026 - Tidewater Inc. (NYSE:TDW) announced today revenue for the three and nine months ended September 30, 2026 of $360.4 million and $1,028.9 million, respectively, compared with $341.1 million and $1,016.0 million for the three and nine months ended September 30, 2025. Tidewater's net income for the three and nine months ended September 30, 2026, was $17.5 million ($0.35 per common share) and $45.3 million ($0.91 per common share), respectively, compared with net income (loss) of $(0.8) million ($0.02 per common share) and $114.8 million ($2.27 per common share), respectively, for the three and nine months ended September 30, 2025.

Quintin Kneen, Tidewater’s President and Chief Executive Officer, commented, “Third quarter 2026 revenue and gross margin nicely exceeded our expectations driven by continued strength in day rates and utilization, with revenue for the quarter coming in at $360.4 million. Gross margin of 46.8% exceeded our expectations by a full percentage point due to the increase in revenue. Realized day rate of $23,775 increased $837 per day sequentially, continuing the pace of quarterly day rate improvements throughout 2026. The sequential increase in day rates was broad-based with improvement across nearly all of our vessel classes. Just as noteworthy, the pace of new term contract day rate acceleration continued in the third quarter, with our weighted average term contract day rate up by $3,033 per day to $27,373 an increase of 12.5% sequentially.

“During the third quarter, we closed our all-cash acquisition of WSUT, materially expanding our presence in Brazil. Our integration efforts are moving along well and we have made good progress to date. We anticipate substantially integrating the WSUT business into the Tidewater platform by the start of 2027. Year to date, we have incurred approximately $14.4 million in WSUT acquisition-related expenses.

“This year has largely progressed as anticipated from an activity perspective, even as the conflict in the Middle East has persisted. We are updating our 2026 revenue guidance range of $1.43 billion to $1.44 billion and our 2026 gross margin guidance range of 47.5% to 48.5%. We expect continued elevated operating costs associated with the conflict in the Middle East that we now anticipate to impact the fourth quarter. We expect to incur approximately $19.8 million in conflict-related costs in 2026, approximately $8.7 million of which we are contractually permitted to bill back to our customers.

“Looking forward to 2027, we remain encouraged by the progress we observe for continued strength as we progress through next year. We see a number of opportunities continue to emerge associated with each of the activities we support – drilling support, subsea and EPCI support and production support – that should continue to drive vessel demand over the next year. We’ve seen the early benefit of a strengthening market against a tight offshore vessel supply backdrop in our recent leading edge day rates. Broad-based confidence in the offshore cycle continues to improve and we believe that the coming years should provide for a durable set of factors that should allow us to continue to drive earnings and cash flow growth. As such, we are initiating full-year 2027 revenue guidance of $1.70 to $1.75 billion and full-year 2027 margin guidance of 51% to 53%.”

In addition to the number of outstanding shares, as of September 30, 2026, the Company also has the following in-the-money warrants.

Common shares outstanding	49,664,360
New Creditor Warrants (strike price $0.001 per common share)	21,400
GulfMark Creditor Warrants (strike price $0.01 per common share)	48,865
Total	49,734,625

Tidewater will hold a conference call to discuss results for the three months ending September 30, 2026 on November 10, 2026, at 8:00 a.m. Central Time. Investors and interested parties may listen to the earnings conference call via telephone by calling +1.833.461.5787 if calling from the U.S. or Canada (+1.585.542.9983 if calling from outside the U.S. or Canada) and provide Conference ID: 436 875 102 prior to the scheduled start time. A live webcast of the call will also be available in the Investor Relations section of Tidewater’s website at investor.tdw.com.

A replay of the conference call will be available beginning at 11:00 a.m. Central Time on November 10, 2026. To access the replay, visit the Investor Relations section of Tidewater’s website at investor.tdw.com.

About Tidewater

Tidewater owns and operates the largest fleet of offshore support vessels in the industry, with 70 years of experience supporting offshore energy exploration, production and offshore wind activities worldwide. To learn more, visit www.tdw.com.

Cautionary Statement

This news release contains “forward-looking statements” within the meaning of the U.S. federal securities laws – that is, any statements that are not historical facts. Such statements often contain words such as “expect,” “believe,” “think,” “anticipate,” “predict,” “plan,” “assume,” “estimate,” “forecast,” “target,” “projections,” “intend,” “should,” “will,” “shall” and other similar words. Forward-looking statements address matters that are, to varying degrees, uncertain and based on our management’s current expectations and beliefs concerning future developments and their potential impact on Tidewater Inc. and its subsidiaries (the “Company”).

These forward-looking statements involve risks and uncertainties that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; limited capital resources available to replenish our asset base as needed, including through acquisitions or vessel construction, and to fund our capital expenditure needs; uncertainty of global financial market conditions and potential constraints in accessing capital or credit if and when needed with favorable terms, if at all; changes in decisions and capital spending by customers based on industry expectations for offshore exploration, field development and production; global trade trends, including evolving impacts from implementation of new tariffs and potential retaliatory measures; consolidation of our customer base; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; rapid technological changes; delays and other problems associated with vessel maintenance; the continued availability of qualified personnel and our ability to attract and retain them; the operating risks normally incident to our lines of business, including the potential impact of liquidated counterparties; our ability to comply with covenants in our indentures and other debt instruments; acts of terrorism and piracy; the impact of regional or global public health crises or pandemics; the impact of potential information technology, cybersecurity or data security breaches; uncertainty around the use and impacts of artificial intelligence applications; integration of acquired businesses and entry into new lines of business; disagreements with our joint venture partners; natural disasters or significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced; risks associated with our international operations, including local content, local currency or similar requirements especially in higher political risk countries where we operate; interest rate and foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; enforcement of laws related to the environment, labor and foreign corrupt practices; increased global concern, regulation and scrutiny regarding climate change; increased stockholder activism; the potential liability for remedial actions or assessments under existing or future environmental regulations or litigation; the effects of asserted and unasserted claims and the extent of available insurance coverage; the resolution of pending legal proceedings; and other risks and uncertainties detailed in our most recent Form 10-K, Form 10-Qs and Form 8-Ks filed with or furnished to the SEC.

If one or more of these or other risks or uncertainties materialize (or the consequences of any such development changes), or should our underlying assumptions prove incorrect, actual results or outcomes may vary materially from those reflected in our forward-looking statements. Forward-looking and other statements in this presentation regarding our environmental, social and other sustainability plans, goals or activities are not an indication that these statements are necessarily material to investors or required to be disclosed in our filings with the SEC. In addition, historical, current, and forward-looking environmental, social and sustainability-related statements may be based on standards still developing, internal controls and processes that we continue to evolve, and assumptions subject to change in the future. Statements in this release are made as of the date hereof, and the Company disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Financial information is displayed beginning on the next page.

The supplementary information presented in this press release was not audited. This press release presents extracts from the Consolidated Balance Sheets at September 30, 2026 and December 31, 2025; the Condensed Consolidated Income Statements and Condensed Consolidated Statements of Equity for the three and nine months ended September 30, 2026 and 2025; and the Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2026 and 2025. Extracts are drawn from the September 30, 2026 unaudited quarterly and December 31, 2025 audited annual financial statements of Tidewater Inc. All per-share amounts are stated on a diluted basis.

TIDEWATER INC.

CONDENSED CONSOLIDATED INCOME STATEMENTS

(In Thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Revenues:
Vessel revenues	$357,547	$338,491	$1,020,696	$1,006,048
Other operating revenues	2,869	2,622	8,229	9,940
Total revenues	360,416	341,113	1,028,925	1,015,988
Costs and expenses:
Vessel operating costs	190,241	176,130	537,174	508,463
Costs of other operating revenues	1,350	1,252	3,183	5,790
General and administrative	43,777	35,256	112,181	95,563
Depreciation and amortization	74,707	66,404	207,738	196,150
(Gain) loss on asset dispositions, net	8	(580)	(3,196)	(8,598)
Total costs and expenses	310,083	278,462	857,080	797,368
Operating income	50,333	62,651	171,845	218,620
Other income (expense):
Foreign exchange gain (loss)	(3,674)	1,277	(7,765)	20,549
Interest income and other, net	4,842	455	7,761	4,715
Loss on early extinguishment of debt	—	(27,101)	—	(27,101)
Interest and other debt costs, net	(16,075)	(16,589)	(49,392)	(49,375)
Total other expense	(14,907)	(41,958)	(49,396)	(51,212)
Income before income taxes	35,426	20,693	122,449	167,408
Income tax expense	18,195	21,711	78,160	53,404
Net income (loss)	17,231	(1,018)	44,289	114,004
Less: Net loss attributable to noncontrolling interests	(283)	(212)	(1,027)	(773)
Net income (loss) attributable to Tidewater Inc.	$17,514	$(806)	$45,316	$114,777
Basic income (loss) per common share	$0.35	$(0.02)	$0.91	$2.29
Diluted income (loss) per common share	$0.35	$(0.02)	$0.91	$2.27
Weighted average common shares outstanding	49,751	49,498	49,693	50,217
Dilutive effect of warrants and restricted stock units	348	—	379	364
Adjusted weighted average common shares	50,099	49,498	50,072	50,581

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands, except share and par value data)

	September 30, 2026	December 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$390,844	$578,761
Trade and other receivables, net of allowance for credit losses of $1,037 and $3,034 at September 30, 2026 and December 31, 2025, respectively	328,738	285,372
Marine operating supplies	51,050	38,482
Prepaid expenses and other current assets	17,627	11,520
Total current assets	788,259	914,135
Net properties and equipment	1,513,820	1,072,020
Deferred drydocking and survey costs	143,393	139,736
Indemnification assets	9,153	9,455
Deferred tax asset	179,013	200,939
Other assets	39,410	50,626
Total assets	$2,673,048	$2,386,911

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$60,238	$66,347
Accrued expenses	155,362	153,169
Current portion of long-term debt	58,694	5,845
Other current liabilities	78,610	89,876
Total current liabilities	352,904	315,237
Long-term debt	803,566	649,048
Other liabilities	115,537	61,372

Commitments and contingencies

Equity:
Common stock of $0.001 par value, 125,000,000 shares authorized, 49,664,360 and 49,566,334 shares issued and outstanding at September 30, 2026 and December 31, 2025, respectively	50	50
Additional paid-in-capital	1,667,136	1,663,247
Accumulated deficit	(267,786)	(305,157)
Accumulated other comprehensive income	6,802	7,248
Total stockholders' equity	1,406,202	1,365,388
Noncontrolling interests	(5,161)	(4,134)
Total equity	1,401,041	1,361,254
Total liabilities and equity	$2,673,048	$2,386,911

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(In Thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2026	September 30, 2025	September 30, 2026	September 30, 2025
Net income (loss)	$17,231	$(1,018)	$44,289	$114,004
Other comprehensive income (loss):
Change in liability of pension plans	(147)	621	(446)	1,834
Total comprehensive income	$17,084	$(397)	$43,843	$115,838

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In Thousands)

	Nine Months	Nine Months
	Ended	Ended
	September 30, 2026	September 30, 2025
Cash flows from operating activities:
Net income	$44,289	$114,004
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	123,620	113,257
Amortization of deferred drydocking and survey costs	84,118	82,893
Amortization of debt premiums and discounts	2,279	3,931
Amortization of below market contracts	—	(981)
Unrealized foreign exchange (gain) loss	3,850	(21,076)
Deferred income taxes provision (benefit)	19,788	(11,569)
Gain on asset dispositions, net	(3,196)	(8,598)
Loss on early extinguishment of debt	—	27,101
Stock-based compensation expense	10,457	11,029
Changes in assets and liabilities:
Trade and other receivables	(242)	(8,791)
Accounts payable	(11,155)	(28,806)
Accrued expenses	(18,511)	195
Deferred drydocking and survey costs	(87,898)	(84,722)
Other, net	(5,956)	38,281
Net cash provided by operating activities	161,443	226,148
Cash flows from investing activities:
Proceeds from asset dispositions	14,856	12,288
Proceeds from sale of notes	—	660
Acquisitions, net of cash acquired	(272,975)	—
Additions to properties and equipment	(39,188)	(20,614)
Net cash used in investing activities	(297,307)	(7,666)
Cash flows from financing activities:
Issuance of long-term debt	—	650,000
Principal payments on long-term debt	(8,521)	(640,128)
Purchase of common stock	(7,945)	(90,089)
Payments on finance leases	(24,903)	(5,537)
Debt extinguishment premium	—	(19,589)
Debt issuance costs	(109)	(18,985)
Share based awards reacquired to pay taxes	(6,568)	(8,039)
Net cash used in financing activities	(48,046)	(132,367)
Effects of exchange rate changes on cash, cash equivalents and restricted cash	(2,704)	15,960
Net change in cash, cash equivalents and restricted cash	(186,614)	102,075
Cash, cash equivalents and restricted cash at beginning of period	581,568	329,031
Cash, cash equivalents and restricted cash at end of period	$394,954	$431,106

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$62,908	$47,234
Income taxes	$53,087	$41,944
Supplemental disclosure of noncash investing activities:
Purchase of vessels	$—	$10,727
Recognition of finance leases	$—	$23,396
Supplemental disclosure of noncash financing activities:
Debt incurred for the purchase of vessels	$—	$11,479
Assumption of debt on Wilson acquisition	$214,853	$—

Note:  Cash, cash equivalents and restricted cash at September 30, 2026 and 2025 includes $4.1 million and $2.9 million, respectively, in long-term restricted cash, which is included in other assets in our consolidated balance sheet.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(In Thousands)

	Three Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income	interest	Total
Balance at June 30, 2026	$50	$1,663,520	$(277,355)	$6,949	$(4,878)	$1,388,286
Total comprehensive income (loss)	—	—	17,514	(147)	(283)	17,084
Repurchase and retirement of common stock	—	—	(7,945)	—	—	(7,945)
Amortization of share-based awards	—	3,616	—	—	—	3,616
Balance at September 30, 2026	$50	$1,667,136	$(267,786)	$6,802	$(5,161)	$1,401,041

Balance at June 30, 2025	$50	$1,656,626	$(524,235)	$7,273	$(3,487)	$1,136,227
Total comprehensive income (loss)	—	—	(806)	621	(212)	(397)
Amortization of share-based awards	—	3,194	—	—	—	3,194
Balance at September 30, 2025	$50	$1,659,820	$(525,041)	$7,894	$(3,699)	$1,139,024

	Nine Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income (loss)	interest	Total
Balance at December 31, 2025	$50	$1,663,247	$(305,157)	$7,248	$(4,134)	$1,361,254
Total comprehensive income (loss)	—	—	45,316	(446)	(1,027)	43,843
Repurchase and retirement of common stock	—	—	(7,945)	—	—	(7,945)
Amortization of share-based awards	—	3,889	—	—	—	3,889
Balance at September 30, 2026	$50	$1,667,136	$(267,786)	$6,802	$(5,161)	$1,401,041

Balance at December 31, 2024	$52	$1,656,830	$(548,831)	$6,060	$(2,926)	$1,111,185
Total comprehensive income (loss)	—	—	114,777	1,834	(773)	115,838
Repurchase and retirement of common stock	(2)	—	(90,987)	—	—	(90,989)
Amortization of share-based awards	—	2,990	—	—	—	2,990
Balance at September 30, 2025	$50	$1,659,820	$(525,041)	$7,894	$(3,699)	$1,139,024

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

(In Thousands)	Three Months Ended				Nine Months Ended
	September 30, 2026		September 30, 2025		September 30, 2026		September 30, 2025
Vessel revenues:
Americas	$71,997	20%	$76,913	23%	$184,492	18%	$200,523	20%
Asia Pacific	44,538	13%	53,786	16%	139,050	14%	147,710	15%
Middle East	46,418	13%	42,035	12%	140,470	14%	125,552	12%
Europe/Mediterranean	121,546	34%	83,740	25%	320,567	31%	261,225	26%
West Africa	73,048	20%	82,017	24%	236,117	23%	271,038	27%
Total vessel revenues	$357,547	100%	$338,491	100%	$1,020,696	100%	$1,006,048	100%
Vessel operating costs:
Crew costs	$110,769	31%	$105,529	31%	$314,881	31%	$302,118	30%
Repair and maintenance	31,694	9%	28,636	8%	85,451	8%	74,527	7%
Insurance	2,948	1%	2,892	1%	8,547	1%	7,566	1%
Fuel, lube and supplies	19,817	5%	16,441	5%	57,317	6%	45,926	5%
Other	25,013	7%	22,632	7%	70,978	7%	78,326	8%
Total vessel operating costs	190,241	53%	176,130	52%	537,174	53%	508,463	51%
Vessel operating margin (A)	$167,306	47%	$162,361	48%	$483,522	47%	$497,585	49%

Note (A): Vessel operating margin equals vessel revenues less vessel operating costs.

The company’s operating income and other components of income (loss) before income taxes and its related percentage of total revenues, were as follows:

(In Thousands)	Three Months Ended				Nine Months Ended
	September 30, 2026		September 30, 2025		September 30, 2026		September 30, 2025
Vessel operating profit:
Americas	$4,760	1%	$24,654	7%	$21,712	2%	$49,791	5%
Asia Pacific	10,435	3%	15,330	5%	39,012	4%	40,788	4%
Middle East	3,796	1%	4,994	2%	16,608	2%	17,451	2%
Europe/Mediterranean	36,942	10%	11,352	3%	71,836	7%	47,957	5%
West Africa	20,426	6%	25,418	7%	82,268	8%	103,048	10%
Other operating profit	1,519	1%	1,370	0%	5,046	1%	4,150	0%
	77,878	22%	83,118	24%	236,482	24%	263,185	26%

Corporate expenses (A)	(27,537)	(8)%	(21,047)	(6)%	(67,833)	(7)%	(53,163)	(5)%
Gain (loss) on asset dispositions, net	(8)	(0)%	580	0%	3,196	0%	8,598	1%
Operating income	$50,333	14%	$62,651	18%	$171,845	17%	$218,620	22%

Note (A):  General and administrative expenses for the three and nine months ended September 30, 2026 include stock-based compensation of $3.6 million and $10.5 million, respectively. General and administrative expenses for the three and nine months ended September 30, 2025 include stock-based compensation of $3.5 million and $11.0 million, respectively. In addition, vessel operating and general and administrative costs for the three and nine months ended September 30, 2026, include $10.2 million and $14.9 million in acquisition, restructuring and integration related costs, respectively. Vessel operating and general and administrative costs for the three and nine months ended September 30, 2025, include $4.0 and $4.3 million in acquisition, restructuring and integration related costs, respectively.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS – QUARTERLY DATA

(In Thousands, except per share data)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2026	2026	2026	2025	2025
Revenues:
Vessel revenues	$357,547	$339,731	$323,418	$332,883	$338,491
Other operating revenues	2,869	2,556	2,804	3,915	2,622
Total revenues	360,416	342,287	326,222	336,798	341,113
Costs and expenses:
Vessel operating costs (A)	190,241	180,746	166,187	172,119	176,130
Costs of other operating revenue	1,350	1,072	761	630	1,252
General and administrative (A)	43,777	34,845	33,559	38,968	35,256
Depreciation and amortization	74,707	66,412	66,619	66,189	66,404
(Gain) loss on asset dispositions, net	8	(3,316)	112	(5,084)	(580)
Total operating costs and expenses	310,083	279,759	267,238	272,822	278,462
Operating income	50,333	62,528	58,984	63,976	62,651
Other income (expense):
Foreign exchange gain (loss)	(3,674)	(688)	(3,403)	2,134	1,277
Interest income and other, net	4,842	730	2,189	3,454	455
Loss on early extinguishment of debt	—	—	—	(12)	(27,101)
Interest and other debt costs, net	(16,075)	(16,426)	(16,891)	(16,715)	(16,589)
Total other expense	(14,907)	(16,384)	(18,105)	(11,139)	(41,958)
Income before income taxes	35,426	46,144	40,879	52,837	20,693
Income tax expense (benefit)	18,195	25,062	34,903	(166,612)	21,711
Net income (loss)	17,231	21,082	5,976	219,449	(1,018)
Net loss attributable to noncontrolling interests	(283)	(580)	(164)	(435)	(212)
Net income (loss) attributable to Tidewater Inc.	$17,514	$21,662	$6,140	$219,884	$(806)
Basic income (loss) per common share	$0.35	$0.44	$0.12	$4.44	$(0.02)
Diluted income (loss) per common share	$0.35	$0.43	$0.12	$4.41	$(0.02)
Weighted average common shares outstanding	49,751	49,663	49,589	49,564	49,498
Dilutive effect of warrants and restricted stock units	348	349	249	332	—
Adjusted weighted average common shares	50,099	50,012	49,838	49,896	49,498

Vessel operating margin	$167,306	$158,985	$157,231	$160,764	$162,361

Note (A): Acquisition, restructuring and integration related costs	$10,224	$2,733	$1,978	$4,064	$3,941

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In Thousands)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2026	2026	2026	2025	2025
ASSETS
Current assets:
Cash and cash equivalents	$390,844	$613,544	$552,280	$578,761	$428,225
Trade and other receivables, net	328,738	306,568	299,735	285,372	332,596
Marine operating supplies	51,050	29,501	29,404	38,482	27,857
Prepaid expenses and other current assets	17,627	17,772	18,195	11,520	11,652
Total current assets	788,259	967,385	899,614	914,135	800,330
Net properties and equipment	1,513,820	1,038,114	1,069,081	1,072,020	1,104,503
Deferred drydocking and survey costs	143,393	142,896	147,871	139,736	154,234
Indemnification assets	9,153	9,663	8,273	9,455	9,456
Deferred tax asset	179,013	182,469	190,614	200,939	14,511
Other assets	39,410	25,733	25,217	50,626	45,846
Total assets	$2,673,048	$2,366,260	$2,340,670	$2,386,911	$2,128,880

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$60,238	$62,610	$58,238	$66,347	$42,579
Accrued expenses	155,362	133,706	139,525	153,169	130,879
Current portion of long-term debt	58,694	5,680	5,760	5,845	5,840
Other current liabilities	78,610	68,079	66,402	89,876	97,162
Total current liabilities	352,904	270,075	269,925	315,237	276,460
Long-term debt	803,566	647,523	648,616	649,048	649,802
Other liabilities	115,537	60,376	58,140	61,372	63,594

Equity:
Common stock	50	50	50	50	50
Additional paid-in-capital	1,667,136	1,663,520	1,660,121	1,663,247	1,659,820
Accumulated deficit	(267,786)	(277,355)	(299,017)	(305,157)	(525,041)
Accumulated other comprehensive income	6,802	6,949	7,133	7,248	7,894
Total stockholders' equity	1,406,202	1,393,164	1,368,287	1,365,388	1,142,723
Noncontrolling interests	(5,161)	(4,878)	(4,298)	(4,134)	(3,699)
Total equity	1,401,041	1,388,286	1,363,989	1,361,254	1,139,024
Total liabilities and equity	$2,673,048	$2,366,260	$2,340,670	$2,386,911	$2,128,880

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS – QUARTERLY DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2026	2026	2026	2025	2025
Cash flows from operating activities:
Net income (loss)	$17,231	$21,082	$5,976	$219,449	$(1,018)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	47,027	38,096	38,497	37,838	37,334
Amortization of deferred drydocking and survey costs	27,680	28,316	28,122	28,351	29,070
Amortization of debt premiums and discounts	143	1,288	848	1,448	975
Amortization of below market contracts	—	—	—	(219)	(283)
Unrealized foreign exchange (gain) loss	906	383	2,561	(2,322)	(997)
Deferred income taxes provision (benefit)	1,088	8,311	10,389	(184,247)	3,851
Loss (gain) on asset dispositions, net	8	(3,316)	112	(5,084)	(580)
Loss on early extinguishment of debt	—	—	—	12	27,101
Stock-based compensation expense	3,649	3,745	3,063	3,454	3,481
Changes in assets and liabilities:
Trade and other receivables	20,954	(6,833)	(14,363)	47,224	(16,105)
Accounts payable	(7,418)	4,372	(8,109)	23,768	(6,136)
Accrued expenses	952	(5,819)	(13,644)	23,080	418
Deferred drydocking and survey costs	(28,176)	(23,341)	(36,381)	(13,853)	(17,645)
Other, net	(8,823)	759	2,108	(25,939)	12,613
Net cash provided by operating activities	75,221	67,043	19,179	152,960	72,079
Cash flows from investing activities:
Proceeds from asset dispositions	—	11,527	3,329	5,331	1,204
Acquisitions, net of cash acquired	(272,975)	—	—	—	—
Additions to properties and equipment	(9,380)	(14,923)	(14,885)	(5,147)	(5,122)
Net cash provided by (used in) investing activities	(282,355)	(3,396)	(11,556)	184	(3,918)
Cash flows from financing activities:
Issuance of long-term debt	—	—	—	—	650,000
Principal payments on long-term debt	(5,617)	(1,807)	(1,097)	(1,814)	(613,587)
Purchase of common stock	(7,945)	—	—	—	—
Payments on finance leases	—	—	(24,903)	(895)	(5,537)
Debt extinguishment premium	—	—	—	(12)	(19,589)
Debt issuance costs	—	(8)	(101)	(844)	(18,985)
Share based awards reacquired to pay taxes	(32)	(347)	(6,189)	(27)	(287)
Net cash used in financing activities	(13,594)	(2,162)	(32,290)	(3,592)	(7,985)
Effects of exchange rate changes on cash, cash equivalents and restricted cash	(407)	(484)	(1,813)	910	(1,377)
Net change in cash, cash equivalents and restricted cash	(221,135)	61,001	(26,480)	150,462	58,799
Cash, cash equivalents and restricted cash at beginning of period	616,089	555,088	581,568	431,106	372,307
Cash, cash equivalents and restricted cash at end of period	$394,954	$616,089	$555,088	$581,568	$431,106

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	$30,814	$540	$31,554	$576	$17,735
Income taxes	$13,818	$19,347	$19,922	$18,366	$9,291
Supplemental disclosure of noncash investing activities:
Recognition of finance leases	$—	$—	$—	$5,262	$23,396
Assumption of debt on Wilson acquisition	$214,853	$—	$—	$—	$—

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2026	2026	2026	2025	2025
VESSEL REVENUE BY VESSEL CLASS

Americas fleet:
PSV > 900	$27,131	$23,090	$25,153	$29,080	$30,460
PSV < 900	36,636	21,583	23,038	25,067	33,363
AHTS > 16K	2,460	3,241	4,163	6,324	6,045
AHTS 8 - 16K	967	1,263	888	1,322	1,259
AHTS 4 - 8K	4,235	4,039	4,006	4,069	4,221
Other	568	753	1,278	3,844	1,565
Total	71,997	53,969	58,526	69,706	76,913
Asia Pacific fleet:
PSV > 900	18,519	23,687	24,862	22,560	22,660
PSV < 900	20,379	20,343	18,798	14,135	12,427
AHTS > 16K	5,582	3,861	2,847	4,993	12,065
AHTS 8 - 16K	—	—	—	213	1,518
Other	58	57	57	136	5,116
Total	44,538	47,948	46,564	42,037	53,786
Middle East fleet:
PSV > 900	2,699	2,338	2,378	2,664	1,246
PSV < 900	23,137	23,248	21,284	23,507	20,221
AHTS 8 - 16K	7,569	7,424	7,304	5,413	3,681
AHTS 4 - 8K	13,013	15,473	14,603	15,437	16,887
Total	46,418	48,483	45,569	47,021	42,035
Europe/Mediterranean fleet:
PSV > 900	88,400	82,258	67,841	64,189	67,302
PSV < 900	20,769	19,792	14,249	14,470	13,901
AHTS > 16K	11,493	9,784	4,518	3,317	2,127
AHTS 8 - 16K	647	—	—	—	—
Other	237	242	337	426	410
Total	121,546	112,076	86,945	82,402	83,740
West Africa fleet:
PSV > 900	11,158	13,803	9,700	12,914	14,328
PSV < 900	24,206	26,409	30,512	27,074	23,817
AHTS > 16K	15,001	14,564	13,700	15,149	12,037
AHTS 8 - 16K	14,786	13,537	22,543	27,211	22,859
AHTS 4 - 8K	871	938	1,396	1,427	1,428
Other	7,026	8,004	7,963	7,942	7,548
Total	73,048	77,255	85,814	91,717	82,017
Worldwide fleet:
PSV > 900	147,907	145,176	129,934	131,407	135,996
PSV < 900	125,127	111,375	107,881	104,253	103,729
AHTS > 16K	34,536	31,450	25,228	29,783	32,274
AHTS 8 - 16K	23,969	22,224	30,735	34,159	29,317
AHTS 4 - 8K	18,119	20,450	20,005	20,933	22,536
Other	7,889	9,056	9,635	12,348	14,639
Total	$357,547	$339,731	$323,418	$332,883	$338,491

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2026	2026	2026	2025	2025
AVERAGE NUMBER OF VESSELS:

Americas fleet:
PSV > 900	12	11	12	12	12
PSV < 900	21	14	15	17	17
AHTS > 16K	1	1	2	2	2
AHTS 8 - 16K	1	1	1	1	1
AHTS 4 - 8K	2	2	2	2	2
Other	1	1	1	2	1
Total	38	30	33	36	35
Stacked vessels	(4)	(4)	(4)	(4)	(2)
Active vessels	34	26	29	32	33
Asia Pacific fleet:
PSV > 900	9	10	9	9	9
PSV < 900	7	7	7	5	5
AHTS > 16K	2	2	2	2	3
AHTS 8 - 16K	—	—	—	—	2
Other	—	—	—	—	1
Total	18	19	18	16	20
Stacked vessels	—	—	—	—	—
Active vessels	18	19	18	16	20
Middle East fleet:
PSV > 900	1	1	1	1	1
PSV < 900	20	20	20	20	20
AHTS 8 - 16K	7	7	7	7	5
AHTS 4 - 8K	17	17	17	17	17
Total	45	45	45	45	43
Stacked vessels	(1)	—	—	—	—
Active vessels	44	45	45	45	43
Europe/Mediterranean fleet:
PSV > 900	42	43	43	40	40
PSV < 900	11	11	10	9	9
AHTS > 16K	3	3	2	1	1
AHTS 8 - 16K	1	—	—	—	—
Total	57	57	55	50	50
Stacked vessels	—	—	—	—	—
Active vessels	57	57	55	50	50
West Africa fleet:
PSV > 900	7	5	5	7	7
PSV < 900	16	16	16	18	18
AHTS > 16K	5	5	5	6	5
AHTS 8 - 16K	12	13	13	13	13
AHTS 4 - 8K	1	1	1	2	2
Other	13	15	16	16	20
Total	54	55	56	62	65
Stacked vessels	—	(2)	(3)	(4)	(5)
Active vessels	54	53	53	58	60
Worldwide fleet:
PSV > 900	71	70	70	69	69
PSV < 900	75	68	68	69	69
AHTS > 16K	11	11	11	11	11
AHTS 8 - 16K	21	21	21	21	21
AHTS 4 - 8K	20	20	20	21	21
Other	14	16	17	18	22
Total	212	206	207	209	213
Stacked vessels	(5)	(6)	(7)	(8)	(7)
Active vessels	207	200	200	201	206

Total active	207	200	200	201	206
Total stacked	5	6	7	8	7
Total	212	206	207	209	213

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2026	2026	2026	2025	2025
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
PSV > 900	1,072	1,001	1,063	1,082	1,060
PSV < 900	1,888	1,274	1,407	1,533	1,564
AHTS > 16K	92	91	171	184	184
AHTS 8 - 16K	92	91	90	92	92
AHTS 4 - 8K	184	182	180	184	184
Other	92	91	90	184	93
Total	3,420	2,730	3,001	3,259	3,177
Asia Pacific fleet:
PSV > 900	860	910	827	828	828
PSV < 900	638	637	583	491	460
AHTS > 16K	184	182	180	198	276
AHTS 8 - 16K	—	—	—	43	184
Other	—	—	—	—	91
Total	1,682	1,729	1,590	1,560	1,839
Middle East fleet:
PSV > 900	92	91	90	92	92
PSV < 900	1,840	1,820	1,800	1,840	1,840
AHTS 8 - 16K	644	637	630	601	460
AHTS 4 - 8K	1,564	1,547	1,530	1,564	1,564
Total	4,140	4,095	4,050	4,097	3,956
Europe/Mediterranean fleet:
PSV > 900	3,834	3,913	3,864	3,727	3,680
PSV < 900	1,018	1,001	911	859	828
AHTS > 16K	276	273	173	92	92
AHTS 8 - 16K	92	17	—	—	—
Total	5,220	5,204	4,948	4,678	4,600
West Africa fleet:
PSV > 900	642	455	456	619	688
PSV < 900	1,472	1,456	1,487	1,625	1,656
AHTS > 16K	460	455	466	538	460
AHTS 8 - 16K	1,104	1,166	1,170	1,196	1,196
AHTS 4 - 8K	92	91	90	154	184
Other	1,196	1,324	1,412	1,485	1,817
Total	4,966	4,947	5,081	5,617	6,001
Worldwide fleet:
PSV > 900	6,500	6,370	6,300	6,348	6,348
PSV < 900	6,856	6,188	6,188	6,348	6,348
AHTS > 16K	1,012	1,001	990	1,012	1,012
AHTS 8 - 16K	1,932	1,911	1,890	1,932	1,932
AHTS 4 - 8K	1,840	1,820	1,800	1,902	1,932
Other	1,288	1,415	1,502	1,669	2,001
Total	19,428	18,705	18,670	19,211	19,573

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2026	2026	2026	2025	2025
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
PSV > 900	92	91	45	—	—
PSV < 900	276	273	378	385	184
Total	368	364	423	385	184
Middle East fleet:
PSV < 900	61	—	—	—	—
Total	61	—	—	—	—
West Africa fleet:
AHTS 4 - 8K	—	—	—	62	92
Other	—	141	242	289	404
Total	—	141	242	351	496
Worldwide fleet:
PSV > 900	92	91	45	—	—
PSV < 900	337	273	378	385	184
AHTS 4 - 8K	—	—	—	62	92
Other	—	141	242	289	404
Total	429	505	665	736	680

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2026	2026	2026	2025	2025
AVAILABLE DAYS - ACTIVE FLEET:

Americas fleet:
PSV > 900	980	910	1,018	1,082	1,060
PSV < 900	1,612	1,001	1,029	1,148	1,380
AHTS > 16K	92	91	171	184	184
AHTS 8 - 16K	92	91	90	92	92
AHTS 4 - 8K	184	182	180	184	184
Other	92	91	90	184	93
Total	3,052	2,366	2,578	2,874	2,993
Asia Pacific fleet:
PSV > 900	860	910	827	828	828
PSV < 900	638	637	583	491	460
AHTS > 16K	184	182	180	198	276
AHTS 8 - 16K	—	—	—	43	184
Other	—	—	—	—	91
Total	1,682	1,729	1,590	1,560	1,839
Middle East fleet:
PSV > 900	92	91	90	92	92
PSV < 900	1,779	1,820	1,800	1,840	1,840
AHTS 8 - 16K	644	637	630	601	460
AHTS 4 - 8K	1,564	1,547	1,530	1,564	1,564
Total	4,079	4,095	4,050	4,097	3,956
Europe/Mediterranean fleet:
PSV > 900	3,834	3,913	3,864	3,727	3,680
PSV < 900	1,018	1,001	911	859	828
AHTS > 16K	276	273	173	92	92
AHTS 8 - 16K	92	17	—	—	—
Total	5,220	5,204	4,948	4,678	4,600
West Africa fleet:
PSV > 900	642	455	456	619	688
PSV < 900	1,472	1,456	1,487	1,625	1,656
AHTS > 16K	460	455	466	538	460
AHTS 8 - 16K	1,104	1,166	1,170	1,196	1,196
AHTS 4 - 8K	92	91	90	92	92
Other	1,196	1,183	1,170	1,196	1,413
Total	4,966	4,806	4,839	5,266	5,505
Worldwide fleet:
PSV > 900	6,408	6,279	6,255	6,348	6,348
PSV < 900	6,519	5,915	5,810	5,963	6,164
AHTS > 16K	1,012	1,001	990	1,012	1,012
AHTS 8 - 16K	1,932	1,911	1,890	1,932	1,932
AHTS 4 - 8K	1,840	1,820	1,800	1,840	1,840
Other	1,288	1,274	1,260	1,380	1,597
Total	18,999	18,200	18,005	18,475	18,893

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2026	2026	2026	2025	2025
UTILIZATION - TOTAL FLEET:

Americas fleet:
PSV > 900	74.1%	64.9%	68.2%	74.9%	83.6%
PSV < 900	69.6	62.5	57.5	58.4	70.3
AHTS > 16K	75.5	100.0	67.4	98.1	92.7
AHTS 8 - 16K	69.1	100.0	70.8	100.0	100.0
AHTS 4 - 8K	100.0	97.3	100.0	97.3	100.0
Other	43.9	58.2	100.0	75.9	96.4
Total	72.1%	68.0%	66.1%	70.4%	79.4%
Asia Pacific fleet:
PSV > 900	58.9%	71.7%	84.6%	75.8%	75.2%
PSV < 900	78.9	83.2	84.2	96.0	90.3
AHTS > 16K	90.6	62.1	29.0	42.0	63.7
AHTS 8 - 16K	—	—	—	35.9	35.1
Other	—	—	—	—	99.5
Total	69.9%	74.9%	78.2%	76.8%	74.5%
Middle East fleet:
PSV > 900	100.0%	100.0%	100.0%	100.0%	82.6%
PSV < 900	84.4	86.3	79.4	82.9	79.2
AHTS 8 - 16K	70.0	82.0	81.8	69.1	65.1
AHTS 4 - 8K	67.1	74.1	75.3	79.0	86.0
Total	76.0%	81.3%	78.7%	79.8%	80.3%
Europe/Mediterranean fleet:
PSV > 900	92.6%	88.5%	82.7%	87.7%	88.7%
PSV < 900	92.5	92.2	77.2	85.8	81.2
AHTS > 16K	75.1	80.5	34.9	78.0	100.0
AHTS 8 - 16K	24.2	—	—	—	—
Total	90.4%	88.5%	80.0%	87.2%	87.5%
West Africa fleet:
PSV > 900	51.3%	96.3%	66.2%	71.0%	66.8%
PSV < 900	73.6	76.9	89.9	68.8	53.8
AHTS > 16K	96.5	94.7	86.8	87.3	79.9
AHTS 8 - 16K	59.2	54.5	84.4	96.9	84.9
AHTS 4 - 8K	61.5	66.4	100.0	59.7	50.0
Other	80.5	78.4	72.2	65.4	50.3
Total	71.1%	75.3%	81.5%	75.7%	62.3%
Worldwide fleet:
PSV > 900	81.1%	83.1%	79.6%	82.5%	83.6%
PSV < 900	78.7	79.8	77.1	74.8	71.5
AHTS > 16K	87.7	85.4	63.9	79.6	79.7
AHTS 8 - 16K	61.6	65.3	82.9	87.1	76.1
AHTS 4 - 8K	70.1	76.1	79.0	79.2	83.9
Other	77.9	77.1	73.8	66.5	54.6
Total	77.4%	79.2%	77.7%	78.6%	75.8%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2026	2026	2026	2025	2025
UTILIZATION - ACTIVE FLEET:

Americas fleet:
PSV > 900	81.1%	71.4%	71.3%	74.9%	83.6%
PSV < 900	81.5	79.5	78.7	77.9	79.7
AHTS > 16K	75.5	100.0	67.4	98.1	92.7
AHTS 8 - 16K	69.1	100.0	70.8	100.0	100.0
AHTS 4 - 8K	100.0	97.3	100.0	97.3	100.0
Other	43.9	58.2	100.0	75.9	96.4
Total	80.8%	78.5%	77.0%	79.9%	84.3%
Asia Pacific fleet:
PSV > 900	58.9%	71.7%	84.6%	75.8%	75.2%
PSV < 900	78.9	83.2	84.2	96.0	90.3
AHTS > 16K	90.6	62.1	29.0	42.0	63.7
AHTS 8 - 16K	—	—	—	35.9	35.1
Other	—	—	—	—	99.5
Total	69.9%	74.9%	78.2%	76.8%	74.5%
Middle East fleet:
PSV > 900	100.0%	100.0%	100.0%	100.0%	82.6%
PSV < 900	87.3	86.3	79.4	82.9	79.2
AHTS 8 - 16K	70.0	82.0	81.8	69.1	65.1
AHTS 4 - 8K	67.1	74.1	75.3	79.0	86.0
Total	77.1%	81.3%	78.7%	79.8%	80.3%
Europe/Mediterranean fleet:
PSV > 900	92.6%	88.5%	82.7%	87.7%	88.7%
PSV < 900	92.5	92.2	77.2	85.8	81.2
AHTS > 16K	75.1	80.5	34.9	78.0	100.0
AHTS 8 - 16K	24.2	—	—	—	—
Total	90.4%	88.5%	80.0%	87.2%	87.5%
West Africa fleet:
PSV > 900	51.3%	96.3%	66.2%	71.0%	66.8%
PSV < 900	73.6	76.9	89.9	68.8	53.8
AHTS > 16K	96.5	94.7	86.8	87.3	79.9
AHTS 8 - 16K	59.2	54.5	84.4	96.9	84.9
AHTS 4 - 8K	61.5	66.4	100.0	100.0	100.0
Other	80.5	87.7	87.1	81.2	64.6
Total	71.1%	77.5%	85.5%	80.7%	67.9%
Worldwide fleet:
PSV > 900	82.3%	84.3%	80.2%	82.5%	83.6%
PSV < 900	82.8	83.5	82.1	79.6	73.6
AHTS > 16K	87.7	85.4	63.9	79.6	79.7
AHTS 8 - 16K	61.6	65.3	82.9	87.1	76.1
AHTS 4 - 8K	70.1	76.1	79.0	81.9	88.1
Other	77.9	85.6	88.0	80.5	68.5
Total	79.2%	81.4%	80.6%	81.7%	78.5%

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2026	2026	2026	2025	2025
AVERAGE VESSEL DAY RATES: (A)

Americas fleet:
PSV > 900	$34,153	$35,554	$34,675	$35,891	$34,365
PSV < 900	27,875	27,115	28,460	28,021	30,326
AHTS > 16K	35,392	35,619	36,124	35,038	35,435
AHTS 8 - 16K	15,211	13,878	13,944	14,368	13,672
AHTS 4 - 8K	23,014	22,816	22,253	22,733	22,942
Other	14,062	14,212	14,197	27,545	17,456
Total	29,194	29,056	29,501	30,362	30,487
Asia Pacific fleet:
PSV > 900	36,563	36,304	35,539	35,929	36,371
PSV < 900	40,502	38,381	38,297	29,975	29,908
AHTS > 16K	33,473	34,182	54,481	59,996	68,580
AHTS 8 - 16K	—	—	—	13,776	23,531
Other	—	—	—	—	55,320
Total	37,858	37,013	37,470	35,025	39,196
Middle East fleet:
PSV > 900	29,337	25,700	26,425	28,955	16,391
PSV < 900	14,904	14,798	14,883	15,405	13,878
AHTS 8 - 16K	16,791	14,213	14,179	13,033	12,290
AHTS 4 - 8K	12,392	13,494	12,670	12,487	12,555
Total	14,758	14,555	14,295	14,381	13,228
Europe/Mediterranean fleet:
PSV > 900	24,905	23,760	21,221	19,640	20,630
PSV < 900	22,058	21,456	20,269	19,625	20,674
AHTS > 16K	55,455	44,502	74,726	46,204	23,122
AHTS 8 - 16K	29,109	—	—	—	—
Total	25,748	24,341	21,954	20,173	20,752
West Africa fleet:
PSV > 900	33,894	31,515	32,171	29,383	31,188
PSV < 900	22,328	23,573	22,828	24,213	26,729
AHTS > 16K	33,785	33,786	33,884	32,256	32,746
AHTS 8 - 16K	22,616	21,303	22,825	23,470	22,524
AHTS 4 - 8K	15,406	15,509	15,510	15,511	15,516
Other	7,299	7,713	7,814	8,180	8,264
Total	20,692	20,751	20,732	21,583	21,940
Worldwide fleet:
PSV > 900	28,057	27,429	25,917	25,087	25,625
PSV < 900	23,191	22,547	22,617	21,959	22,867
AHTS > 16K	38,913	36,789	39,900	36,991	40,037
AHTS 8 - 16K	20,136	17,797	19,621	20,306	19,931
AHTS 4 - 8K	14,038	14,775	14,062	13,888	13,902
Other	7,865	8,303	8,687	10,923	13,127
Total	$23,775	$22,938	$22,283	$22,044	$22,798

Note (A):  Average Vessel Day Rates equals Vessel Revenue / Days Worked.

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2026	2026	2026	2025	2025

Americas
Vessel revenues	$71,997	$53,969	$58,526	$69,706	$76,913

Vessel operating costs:
Crew costs	24,255	17,972	19,729	22,429	22,634
Repair and maintenance	7,081	5,706	5,228	6,286	5,350
Insurance	499	429	462	540	570
Fuel, lube and supplies	3,533	3,252	2,887	2,739	2,464
Other	6,287	5,276	5,564	5,875	4,598
Total vessel operating costs	41,655	32,635	33,870	37,869	35,616

Vessel operating margin ($)	30,342	21,334	24,656	31,837	41,297
Vessel operating margin (%)	42.1%	39.5%	42.1%	45.7%	53.7%

Americas - Select operating statistics
Average vessels - Total fleet	38	30	33	36	35
Utilization - Total fleet	72.1%	68.0%	66.1%	70.4%	79.4%

Average vessels - Active fleet	34	26	29	32	33
Utilization - Active fleet	80.8%	78.5%	77.0%	79.9%	84.3%

Average day rates	$29,194	$29,056	$29,501	$30,362	$30,487

Vessels commencing drydocks	7	3	4	3	—

Deferred drydocking and survey costs - beginning balance	$21,532	$19,996	$19,907	$22,400	$25,608
Cash paid for deferred drydocking and survey costs	10,647	3,634	10,685	2,858	1,082
Amortization of deferred drydocking and survey costs	(4,626)	(4,269)	(4,688)	(5,351)	(5,817)
Disposals, intersegment transfers and other	1	2,171	(5,908)	—	1,527
Deferred drydocking and survey costs - ending balance	$27,554	$21,532	$19,996	$19,907	$22,400

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2026	2026	2026	2025	2025

Asia Pacific
Vessel revenues	$44,538	$47,948	$46,564	$42,037	$53,786

Vessel operating costs:
Crew costs	18,516	17,630	15,867	14,304	20,887
Repair and maintenance	3,407	3,136	2,957	3,427	3,842
Insurance	273	283	254	331	330
Fuel, lube and supplies	2,112	3,048	2,513	1,890	2,443
Other	1,857	2,095	1,754	2,369	2,768
Total vessel operating costs	26,165	26,192	23,345	22,321	30,270

Vessel operating margin ($)	18,373	21,756	23,219	19,716	23,516
Vessel operating margin (%)	41.3%	45.4%	49.9%	46.9%	43.7%

Asia Pacific - Select operating statistics
Average vessels - Total fleet	18	19	18	16	20
Utilization - Total fleet	69.9%	74.9%	78.2%	76.8%	74.5%

Average vessels - Active fleet	18	19	18	16	20
Utilization - Active fleet	69.9%	74.9%	78.2%	76.8%	74.5%

Average day rates	$37,858	$37,013	$37,470	$35,025	$39,196

Vessels commencing drydocks	—	1	1	2	3

Deferred drydocking and survey costs - beginning balance	$10,273	$12,786	$10,185	$14,094	$13,462
Cash paid for deferred drydocking and survey costs	17	843	452	998	3,340
Amortization of deferred drydocking and survey costs	(2,398)	(2,377)	(2,340)	(1,998)	(2,578)
Disposals, intersegment transfers and other	(952)	(979)	4,489	(2,909)	(130)
Deferred drydocking and survey costs - ending balance	$6,940	$10,273	$12,786	$10,185	$14,094

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2026	2026	2026	2025	2025

Middle East
Vessel revenues	$46,418	$48,483	$45,569	$47,021	$42,035

Vessel operating costs:
Crew costs	15,450	17,314	15,527	14,207	13,541
Repair and maintenance	5,713	4,514	3,856	6,153	4,556
Insurance	871	852	763	463	484
Fuel, lube and supplies	3,548	3,548	2,684	2,790	2,916
Other	4,732	4,044	4,075	4,570	4,242
Total vessel operating costs	30,314	30,272	26,905	28,183	25,739

Vessel operating margin ($)	16,104	18,211	18,664	18,838	16,296
Vessel operating margin (%)	34.7%	37.6%	41.0%	40.1%	38.8%

Middle East - Select operating statistics
Average vessels - Total fleet	45	45	45	45	43
Utilization - Total fleet	76.0%	81.3%	78.7%	79.8%	80.3%

Average vessels - Active fleet	44	45	45	45	43
Utilization - Active fleet	77.1%	81.3%	78.7%	79.8%	80.3%

Average day rates	$14,758	$14,555	$14,295	$14,381	$13,228

Vessels commencing drydocks	8	4	8	9	8

Deferred drydocking and survey costs - beginning balance	$44,067	$45,558	$39,996	$38,913	$35,355
Cash paid for deferred drydocking and survey costs	5,619	5,059	11,082	7,127	8,716
Amortization of deferred drydocking and survey costs	(6,195)	(6,012)	(6,059)	(6,044)	(5,158)
Disposals, intersegment transfers and other	8	(538)	539	—	—
Deferred drydocking and survey costs - ending balance	$43,499	$44,067	$45,558	$39,996	$38,913

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2026	2026	2026	2025	2025

Europe/Mediterranean
Vessel revenues	$121,546	$112,076	$86,945	$82,402	$83,740

Vessel operating costs:
Crew costs	35,282	34,312	31,699	29,932	30,104
Repair and maintenance	9,051	9,419	7,566	7,267	7,481
Insurance	770	810	699	806	797
Fuel, lube and supplies	4,152	5,229	4,651	3,251	3,469
Other	6,920	5,981	5,766	5,258	4,805
Total vessel operating costs	56,175	55,751	50,381	46,514	46,656

Vessel operating margin ($)	65,371	56,325	36,564	35,888	37,084
Vessel operating margin (%)	53.8%	50.3%	42.1%	43.6%	44.3%

Europe/Mediterranean - Select operating statistics
Average vessels - Total fleet	57	57	55	50	50
Utilization - Total fleet	90.4%	88.5%	80.0%	87.2%	87.5%

Average vessels - Active fleet	57	57	55	50	50
Utilization - Active fleet	90.4%	88.5%	80.0%	87.2%	87.5%

Average day rates	$25,748	$24,341	$21,954	$20,173	$20,752

Vessels commencing drydocks	2	5	9	2	3

Deferred drydocking and survey costs - beginning balance	$38,522	$36,762	$28,489	$30,440	$35,571
Cash paid for deferred drydocking and survey costs	5,663	10,641	11,214	1,324	2,103
Amortization of deferred drydocking and survey costs	(7,628)	(8,525)	(7,527)	(6,184)	(6,363)
Disposals, intersegment transfers and other	(1,177)	(356)	4,586	2,909	(871)
Deferred drydocking and survey costs - ending balance	$35,380	$38,522	$36,762	$28,489	$30,440

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2026	2026	2026	2025	2025

West Africa
Vessel revenues	$73,048	$77,255	$85,814	$91,717	$82,017

Vessel operating costs:
Crew costs	17,266	17,997	16,065	19,300	18,363
Repair and maintenance	6,442	6,178	5,197	6,243	7,407
Insurance	535	565	482	683	711
Fuel, lube and supplies	6,472	5,969	3,719	4,557	5,149
Other	5,217	5,187	6,223	6,449	6,219
Total vessel operating costs	35,932	35,896	31,686	37,232	37,849

Vessel operating margin ($)	37,116	41,359	54,128	54,485	44,168
Vessel operating margin (%)	50.8%	53.5%	63.1%	59.4%	53.9%

West Africa - Select operating statistics
Average vessels - Total fleet	54	55	56	62	65
Utilization - Total fleet	71.1%	75.3%	81.5%	75.7%	62.3%

Average vessels - Active fleet	54	53	53	58	60
Utilization - Active fleet	71.1%	77.5%	85.5%	80.7%	67.9%

Average day rates	$20,692	$20,751	$20,732	$21,583	$21,940

Vessels commencing drydocks	3	2	3	1	2

Deferred drydocking and survey costs - beginning balance	$28,502	$32,769	$41,159	$48,387	$55,663
Cash paid for deferred drydocking and survey costs	6,230	3,164	2,948	1,546	2,404
Amortization of deferred drydocking and survey costs	(6,833)	(7,133)	(7,508)	(8,774)	(9,154)
Disposals, intersegment transfers and other	2,121	(298)	(3,830)	—	(526)
Deferred drydocking and survey costs - ending balance	$30,020	$28,502	$32,769	$41,159	$48,387

TIDEWATER INC.

OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2026	2026	2026	2025	2025

Worldwide
Vessel revenues	$357,547	$339,731	$323,418	$332,883	$338,491

Vessel operating costs:
Crew costs	110,769	105,225	98,887	100,172	105,529
Repair and maintenance	31,694	28,953	24,804	29,376	28,636
Insurance	2,948	2,939	2,660	2,823	2,892
Fuel, lube and supplies	19,817	21,046	16,454	15,227	16,441
Other	25,013	22,583	23,382	24,521	22,632
Total vessel operating costs	190,241	180,746	166,187	172,119	176,130

Vessel operating margin ($)	167,306	158,985	157,231	160,764	162,361
Vessel operating margin (%)	46.8%	46.8%	48.6%	48.3%	48.0%

Worldwide - Select operating statistics
Average vessels - Total fleet	212	206	207	209	213
Utilization - Total fleet	77.4%	79.2%	77.7%	78.6%	75.8%

Average vessels - Active fleet	207	200	200	201	206
Utilization - Active fleet	79.2%	81.4%	80.6%	81.7%	78.5%

Average day rates	$23,775	$22,938	$22,283	$22,044	$22,798

Vessels commencing drydocks	20	15	25	17	16

Deferred drydocking and survey costs - beginning balance	$142,896	$147,871	$139,736	$154,234	$165,659
Cash paid for deferred drydocking and survey costs	28,176	23,341	36,381	13,853	17,645
Amortization of deferred drydocking and survey costs	(27,680)	(28,316)	(28,122)	(28,351)	(29,070)
Disposals, intersegment transfers and other	1	—	(124)	—	—
Deferred drydocking and survey costs - ending balance	$143,393	$142,896	$147,871	$139,736	$154,234

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2026	2026	2026	2025	2025

Net income (loss)	$17,231	$21,082	$5,976	$219,449	$(1,018)

Interest and other debt costs	16,075	16,426	16,891	16,715	16,589
Income tax expense	18,195	25,062	34,903	(166,612)	21,711
Depreciation	47,027	38,096	38,497	37,838	37,334
Amortization of deferred drydock and survey costs	27,680	28,316	28,122	28,351	29,070
Amortization of below market contracts	—	—	—	(219)	(283)
EBITDA (A), (B), (C)	126,208	128,982	124,389	135,522	103,403

Non-cash stock compensation expense	3,649	3,745	3,063	3,454	3,481
Loss on early extinguishment of debt	—	—	—	12	27,101
Acquisition, restructuring and integration related costs	10,224	2,733	1,978	4,064	3,941
Adjusted EBITDA (A), (B), (C)	$140,081	$135,460	$129,430	$143,052	$137,926

Note (A):  EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization of deferred drydock and below market contracts. Additionally, Adjusted EBITDA excludes non-cash indemnification assets charge (credit) included in interest income and other; non-cash stock-based compensation expense; loss on early extinguishment of debt; and acquisition, restructuring and integration related costs.

Note (B):  EBITDA for the three months ended September 30, 2026, and for each of the prior four quarters includes non-cash stock-based compensation expense of $3,649, $3,745, $3,063, $3,454 and $3,481 respectively.

Note (C):  EBITDA and Adjusted EBITDA for the three months ended September 30, 2026, and for each of the prior four quarters includes foreign exchange gain (losses) of $(3,674), $(688), $(3,403), $2,134 and $1,277 respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA and Adjusted EBITDA as non-GAAP financial measures in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission. We define EBITDA as earnings (net income or loss) before interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes non-cash indemnification asset charge (credit), non-cash stock-based compensation expense, loss on early extinguishment of debt and acquisition, restructuring and integration related costs. Our measures of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA and Adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure.

Because EBITDA and Adjusted EBITDA are not measures of financial performance calculated in accordance with GAAP, they should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA and Adjusted EBITDA are widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe provide additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures. We also believe the disclosure of EBITDA and Adjusted EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA and Adjusted EBITDA are also financial metrics used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA and Adjusted EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In Thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2026	2026	2026	2025	2025

Net cash provided by operating activities (A)	$75,221	$67,043	$19,179	$152,960	$72,079

Cash interest expense	30,814	540	31,554	576	17,735
Interest income and other (net of certain non-cash items)	(5,352)	661	(2,939)	(3,455)	(1,860)
Additions to property and equipment	(9,380)	(14,923)	(14,885)	(5,147)	(5,122)
Acquisitions	(272,975)	—	—	—	—
Expansion capital	272,975	—	—	—	—
Effects of exchange rate changes on cash	(407)	(484)	(1,813)	910	(1,377)
	90,896	52,837	31,096	145,844	81,455

Proceeds from asset sales	—	11,527	3,329	5,331	1,204

Free cash flow	$90,896	$64,364	$34,425	$151,175	$82,659

Free cash flow is a non-GAAP investment performance indicator which we believe provides useful information regarding the net cash generated by the Company before any payments to capital providers. Free cash flow is determined from net cash provided by operating activities adjusted for effects of exchange rate changes on cash, capital expenditures, excluding expansion capital, proceeds from asset sales, cash interest expense and interest income and other. Free cash flow excludes indemnification assets credit (charge) included in interest income and other. Free cash flow is not defined by U.S. GAAP and is not a substitute for net cash provided by operating activities.

Note (A): Net cash provided by operating activities is affected by changes in our assets and liabilities and the amounts we pay in cash for our drydocks and vessel surveys as illustrated in the following table:

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2026	2026	2026	2025	2025
Cash provided by (used in) changes in assets and liabilities, excluding drydock payments	$5,665	$(7,521)	$(34,008)	$68,133	$(9,210)
Cash paid for deferred drydock and survey costs	(28,176)	(23,341)	(36,381)	(13,853)	(17,645)
Total sources (uses) of cash for changes in assets and liabilities	$(22,511)	$(30,862)	$(70,389)	$54,280	$(26,855)

Contacts

Tidewater Inc.

West Gotcher

Senior Vice President,

Strategy, Corporate Development and Investor Relations

+1.713.470.5285

SOURCE: Tidewater Inc.